Exhibit 32
CERTIFICATION PURSUANT TO
18 U.S.C. Sec.1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Sharon C. Kaiser does hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of her knowledge, the Quarterly Report of Cornerstone Healthcare Plus REIT, Inc. on Form 10-Q for the three-month period ended March 31, 2011 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Cornerstone Healthcare Plus REIT, Inc.

Date: May 27, 2011	/s/ SHARON C. KAISER Sharon C. Kaiser
President and Chief Financial Officer (Principal Executive Officer and Principal Financial Officer)

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